SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                          MUNICIPAL HIGH INCOME FUND INC.
  ----------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      ----------------------------------------------------------------------

      (2) Aggregate number of securities to which transaction applies:

      ----------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      ----------------------------------------------------------------------

      (4) Proposed maximum aggregate value of transaction:

      ----------------------------------------------------------------------

      (5) Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_|   Check box if any part of the fee is offset as provided by Exchange Act

      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

      ---------------------------------------------------

      (2) Form, Schedule or Registration Statement No.:

      ---------------------------------------------------

      (3)   Filing Party:

      ---------------------------------------------------

      (4)   Date Filed:

      ---------------------------------------------------

                        MUNICIPAL HIGH INCOME FUND INC.
                                125 Broad Street
                            New York, New York 10004

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 11, 2005

                              --------------------

To the Stockholders of Municipal High Income Fund Inc.:

      Notice is hereby given that the Annual Meeting of Shareholders of Municipal High Income Fund Inc. (the "Fund ") will be held at Citigroup Center, 153 E. 53rd Street, 14th Floor Conference Center, New York, New York at
3:00 p.m. on April 11, 2005 for the following purposes:

      1.    To elect three (3) Class III Directors of the Fund (PROPOSAL 1);

      2. To consider and vote upon such other matters as may come before said meeting or any adjournment thereof.

      The close of business on February 28, 2005 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.


                                       By Order of the Board of Directors,


                                       Robert I. Frenkel
                                       Secretary

March 14, 2005


--------------------------------------------------------------------------------

            YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

      3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                         Valid Signature
------------                                         ---------------

Corporate Accounts
(1) ABC Corp. ...................................    ABC Corp.
(2) ABC Corp. ...................................    John Doe, Treasurer
(3) ABC Corp.
      c/o John Doe, Treasurer ...................    John Doe
(4) ABC Corp. Profit Sharing Plan ...............    John Doe, Trustee

Trust Accounts
(1) ABC Trust ...................................    Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
      u/t/d 12/28/78 ............................    Jane B. Doe

Custodian or Estate Accounts
(1) John B. Smith, Cust.
      f/b/o John B. Smith, Jr. UGMA .............    John B. Smith
(2) John B. Smith ...............................    John B. Smith, Executor

                        MUNICIPAL HIGH INCOME FUND INC.
                                125 Broad Street
                            New York, New York 10004
                                 1-800-331-1710

                              --------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 11, 2005

                              --------------------

                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Municipal High Income Fund Inc. (the "Fund") for use at the Annual Meeting of Shareholders (the "Meeting") of the Fund to be held at 3:00 p.m. on April 11, 2005 at Citigroup Center, 153 East 53rd Street, 14th Floor Conference Center, New York, New York and at any adjournments thereof. A Notice of Meeting of Shareholders (the "Notice") and a proxy card accompany this Proxy Statement.

      The cost of soliciting proxies and the expenses incurred in preparing this proxy statement will be borne by the Fund. Solicitation costs are expected to be approximately $18,900. In addition, the Fund will reimburse brokerage firms or other record holders for their expenses in forwarding solicitation materials to beneficial owners of shares of the Fund. Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone or personal interview conducted by officers of the Fund and officers and regular employees of Smith Barney Fund Management LLC ("SBFM" or the "Manager"), the Fund's investment adviser and administrator, Citigroup Global Markets Inc. ("CGM") and PFPC Inc., the Fund's transfer agent. The cost of solicitations and the expense incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares.

      The Annual Report of the Fund, including audited financial statements for the fiscal year ended October 31, 2004, has previously been furnished to all shareholders. This Proxy Statement is first being mailed to shareholders on or about March 14, 2005. The Fund will provide additional copies of the annual report to any shareholder upon request by calling the Fund at 1-800-331-1710.

      If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares of capital stock of the Fund ("Shares") represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the matter listed in the accompanying Notice of Annual Meeting of Shareholders. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Approval of Proposal 1 requires the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present. Because the Proposal requires a proportion of votes cast for its approval, abstentions and broker non-votes may influence whether a quorum is present, but will have no impact on the requisite approval of such Proposal. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

      In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Meeting; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of the Shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on the proposal in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Under the Fund's By-laws, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares entitled to vote at the Meeting.

      The close of business on February 28, 2005 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

      The Fund has one class of common stock which has a par value of $.001 per Share. As of the Record Date, there were 21,002,200.642 Shares outstanding. Each shareholder is entitled to one vote for each Share held and a proportionate fraction of a vote for any fractional Share held.

      As of the Record Date, to the knowledge of the Fund and the Board, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities and Exchange Act of 1934 (the "Exchange Act")) beneficially owned 5% or more of the outstanding Shares of the Fund. As of the Record Date, Cede & Co., as nominee of The Depository Trust Company, was the record holder of 19,391,743 Shares, or 92.3% of the Fund's outstanding Shares. As of the Record Date, the officers and Board Members of the Fund as a group beneficially owned less than 1% of the outstanding Shares of the Fund.

      In order that a shareholder's Shares may be represented at the Meeting, shareholders are required to allow sufficient time for their proxies to be received on or before 3:00 p.m. on April 11, 2005.

      As of the Record Date, to the knowledge of the Fund, no shares of securities issued by CGM's ultimate parent corporation, Citigroup Inc. ("Citigroup"), were held by Directors who are not "interested persons" of the Fund as that term is used in the Investment Company Act of 1940, as amended (the "1940 Act").

      The Fund's investment adviser and administrator is Smith Barney Fund Management LLC, located at 399 Park Avenue, New York, NY 10022.

                                   PROPOSAL 1:
               TO ELECT THREE (3) CLASS III DIRECTORS OF THE FUND

      The Board of Directors of the Fund is divided into three classes. The Directors serving in Class III have terms expiring at the Meeting; each Class III Director currently serving on the Board has been nominated by the Board of Directors for reelection at the Meeting to serve for a term of three years (until the annual meeting in 2008) or until their successors have been duly elected and qualified. Class I directors and Class II directors will continue to serve until the 2006 annual meeting and 2007 annual meeting, respectively.

      Each nominee has consented to serve as a Director if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

      Certain information concerning the nominees is set forth below. For any nominee or Director indicated as owning shares of the Fund, such ownership constituted less than 1% of the outstanding shares of the Fund as of the Record Date. All of the nominees are currently Directors of the Fund. Except as indicated, each nominee or Director has held the office shown or other offices in the same company for the last five years.

                   Persons Nominated for Election as Directors

                                                                                                      Number of
                                                                                                     Portfolios
                                                                          Principal                   in Fund            Other
                                      Position        Length             Occupations                   Complex       Directorships
Name, Address and                     Held with       of Time            During Past                  Overseen         Held by
Year of Birth                           Fund          Served             Five Years                  by Director       Director
-----------------------------------------------------------------------------------------------------------------------------------
CLASS III DIRECTORS

Non-Interested Directors:
Dwight B. Crane+                    Director          Since      Professor, Harvard                      50                None
  Harvard Business School                             1998       Business School.
  Soldiers Field Road
  Morgan Hall #375
  Boston, MA 02163
  Year of Birth: 1937

Paul Hardin+                        Director          Since      Chancellor Emeritus and                 34                None
  12083 Morehead                                      2001       Professor of Law at the
  Chapel Hill, NC                                                University of North Carolina
  27514-8426                                                     at Chapel Hill.
  Year of Birth: 1931

William R. Hutchinson+              Director          Since      President, WR Hutchinson &              44          Director of
  535 N. Michigan                                     1998       Associates, Inc. (oil industry                      Associated
  Suite 1012                                                     consulting); formerly Group                         Bank;
  Chicago, IL 60611                                              Vice President, Mergers &                           Director of
  Year of Birth: 1942                                            Acquisitions BP Amoco p.l.c.                        Associated
                                                                                                                     Banc-Corp.

----------
+ Director, trustee and/or general partner of other investment companies registered under the 1940 Act with which CGM is associated.

                         Directors Continuing in Office

                                                                                                      Number of
                                                                                                     Portfolios
                                                                          Principal                   in Fund            Other
                                      Position        Length             Occupations                   Complex       Directorships
Name, Address and                     Held with       of Time            During Past                  Overseen         Held by
Year of Birth                           Fund          Served             Five Years                  by Director       Director
-----------------------------------------------------------------------------------------------------------------------------------
CLASS I DIRECTORS

Non-Interested Director:

George M. Pavia+                    Director          Since      Senior Partner, Pavia &                 7                 None
  600 Madison Avenue                                  2001       Harcourt Attorneys.
  New York, NY 10022
  Year of Birth: 1928

Interested Director:

R. Jay Gerken*                      Chairman,         Since      Managing Director of CGM;              219                None
  399 Park Avenue                   President         2002       Chairman, President and Chief
  New York, NY 10022                and Chief                    Executive Officer of SBFM,
  Year of Birth: 1951               Executive                    Travelers Investment Advisor,
                                    Officer                      Inc. ("TIA") and Citi Fund
                                                                 Management Inc. ("CFM");
                                                                 President and Chief Executive
                                                                 Officer of certain mutual funds
                                                                 associated with Citigroup;
                                                                 formerly portfolio manager,
                                                                 Smith Barney Growth and
                                                                 Income Fund (1994-2000) and
                                                                 Smith Barney Allocation
                                                                 Series Inc. (1996-2001).

CLASS II DIRECTORS

Non-Interested Directors:

Robert A. Frankel+                  Director          Since      Managing Partner of Robert              24                None
  1961 Deergrass Way                                  1998       A. Frankel Management
  Carlsbad, CA 92009                                             Consultants.
  Year of Birth: 1927

Paolo M. Cucchi+                    Director          Since      Vice President and Dean                 7                 None
  Drew University                                     2001       of College of Liberal Arts
  108 Brothers College                                           at Drew University.
  Madison, NJ 07940
  Year of Birth: 1941

----------
+ Director, trustee and/or general partner of other investment companies registered under the 1940 Act with which CGM is associated.
*     An "interested person" of the Fund, as defined in the 1940 Act.

      The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of December 31, 2004:

                                                        Aggregate Dollar Range of Equity
                                                        Securities in All Funds Overseen
                              Dollar Range of Equity         by Director/Nominee and
Name of Director/Nominee      Securities in the Fund             Advised by CFM
------------------------      ----------------------    --------------------------------
Non-Interested Directors/Nominees
Dwight B. Crane                   $10,000-$50,000                 Over $100,000
Paolo M. Cucchi                        None                        $1-$10,000
Robert A. Frankel                   $1-$10,000                   $10,001-$50,000
Dr. Paul Hardin                     $1-$10,000                    Over $100,000
William R. Hutchinson                  None                       Over $100,000
George Pavia                           None                           None

Interested Directors/Nominees
R. Jay Gerken*                      $1-$10,000                    Over $100,000

----------
*     Mr. Gerken is an "interested person" as defined in the 1940 Act.

      During the Fund's fiscal year ended October 31, 2004, four regular and two special meetings of the Board were held. In the last fiscal year, each Director attended at least 75% of the regular and special meetings of the Board and each of the audit and nominating committee meetings held. The Fund does not have a formal policy regarding attendance by Directors at annual meetings but may consider a policy in the future. One Board member attended the 2004 Annual Meeting.

                                  COMPENSATION

      Only the Independent Directors receive remuneration from the Fund for acting as a Director. Aggregate expenses (including reimbursement for travel and out-of-pocket expenses) of $9,402 were paid to such Directors by the Fund during the calendar year ended December 31, 2004. Fees for the Independent Directors are currently set at $6,000 per annum plus $750 per in-person Board meeting and $300 per telephone conference call. Officers of the Fund are compensated by CGM.

      The following table shows the compensation paid by the Fund to each person who was a Director during the Fund's last fiscal year:

                            Aggregate        Pension or            Total
                          Compensation       Retirement        Compensation        Total Number
                            from Fund         Benefits         from Fund and       of Funds for
                         for the fiscal    Accrued as part     Fund Complex       Which Director
    Name of                year ended          of Fund         for the year        Serves within
    Person                  10/31/04          Expenses        ended 12/31/04       Fund Complex
   ---------             --------------    ---------------    --------------      --------------
Allan J. Bloostein**        $8,700                0             $133,400              None
Dwight B. Crane              9,700                0              214,788                50
Paolo M. Cucchi              8,300                0               51,560                 7
Robert A. Frankel            9,400                0               97,259                24
Paul Hardin                  8,800                0              133,800                34
William R. Hutchinson        8,700                0              338,000                44
George M. Pavia              8,800                0               54,700                 7
Interested Director
R. Jay Gerken*                   0                0                    0               219

----------
* Designates a Director who is an "interested person" of the Fund as defined under the 1940 Act.
**    Mr. Bloostein became a Director Emeritus as of December 31, 2004.

      At the end of the calendar year in which they attain age 80, Fund Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund Directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Fund's last fiscal year, compensation paid by the Fund to Directors Emeritus totalled $21,176.

                    Beneficial Ownership Reporting Compliance

      Section 30(h) of the 1940 Act requires the Fund's officers and Directors, investment adviser and certain affiliated persons thereof, and any persons who beneficially own more than ten percent of the Fund's outstanding shares, to file reports of ownership with the Securities and Exchange Commission (the "SEC"), the New York Stock Exchange, Inc. (the "NYSE") and the Fund. Based solely upon its review of the copies of such forms received by it and representations from certain such persons, the Fund believes that during its fiscal year ended October 31, 2004, all filing requirements applicable to such persons were met.

      The names of the principal officers of the Fund are listed in the table below together with certain additional information. Each of the officers of the Fund will hold such office until a successor is voted upon by the Board of Directors.

                                                    Principal Occupations and
                             Position            Other Affiliations for the Past
Name                   (Year First Elected)        Five Years and Year of Birth
----                   --------------------      -------------------------------

R. Jay Gerken         Chief Executive Officer    (See table of Directors)
Citigroup Asset       (2002), Chairman of the
Management ("CAM")    Board (2002) and
399 Park Avenue       President (2002)
New York, NY 10022

Andrew B. Shoup       Senior Vice President      Director of CAM; Senior
CAM                   (2003) and Chief           Vice President and Chief
125 Broad Street      Administrative Officer     Administrative Officer of
New York, NY 10005    (2003)                     mutual funds associated with
                                                 Citigroup; Treasurer of
                                                 certain mutual funds
                                                 associated with Citigroup;
                                                 Head of International Funds
                                                 Administration of CAM (from
                                                 2001 to 2003); Director of
                                                 Global Funds Administration
                                                 of CAM (from 2000 to 2001);
                                                 Head of U.S. Citibank Funds
                                                 Administration of CAM (from
                                                 1998 to 2000); Year of Birth:
                                                 1951

Kaprel Ozsolak         Chief Financial           Vice President of CGM; Chief
CAM                    Officer and               Financial Officer and Treasurer
125 Broad Street       Treasurer                 of certain mutual funds
11th Floor             (2004)                    associated with Citigroup;
New York, NY 10004                               Controller of certain mutual
                                                 funds associated with Citigroup
                                                 (from 2002 to 2004); Year of
                                                 Birth: 1965

Peter Coffey           Vice President and        Managing Director of CGM
                       Investment Officer        and investment officer of
                       (2002)                    certain other investment
                                                 companies affiliated with
                                                 Citigroup; Year of Birth:
                                                 1944

                                                    Principal Occupations and
                             Position            Other Affiliations for the Past
Name                   (Year First Elected)        Five Years and Year of Birth
----                   --------------------      -------------------------------

Andrew Beagley         Chief Compliance          Director of CGM (since 2000);
                       Officer (2004)            Director of Compliance, North
                                                 America, CAM (since 2000);
                                                 Chief Anti-Money Laundering
                                                 Compliance Officer of mutual
                                                 funds associated with
                                                 Citigroup Inc.; Director of
                                                 Compliance, Europe, the
                                                 Middle East and Africa,
                                                 Citigroup Asset Management
                                                 (from 1999 to 2000); Year of
                                                 Birth: 1962

Robert I. Frenkel      Secretary (2003)          Managing Director and General
                                                 Counsel of Global Mutual
                                                 Funds for CAM and its
                                                 predecessor (since 1994);
                                                 Secretary of CFM; Secretary
                                                 and Chief Legal Officer of
                                                 mutual funds associated with
                                                 Citigroup; Year of Birth:
                                                 1954

      The election of each Director will require a plurality of the votes cast with a quorum present.

The principal business address of Messrs. Gerken, Beagley and Coffey is 399
Park Avenue, New York, New York 10022. The principal business address of
Messrs. Shoup and Ozsolak is 125 Broad Street, New York, New York 10004. The principal business address of Mr. Frenkel is 300 First Stamford Place, Stamford, Connecticut 06902.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF ALL NOMINEES TO THE BOARD.

      The Fund has a separately designated standing Audit Committee. The Fund's Audit Committee is composed of all Directors who are not "interested persons" of the Fund, SBFM or their affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the NYSE listing standards, namely Messrs. Crane, Frankel, Hardin, Hutchinson and Pavia. All of the members of the Audit Committee are financially literate. The principal functions of the Audit Committee are to (a) assist Board oversight of (i) the integrity of the Fund's financial statements, (ii) the Fund's compliance with legal and regulatory requirements, (iii) the qualifications and independence of the Fund's independent registered public accounting firm, and (iv) the performance of the Fund's internal audit functions and independent registered public accounting firm; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund's independent registered public accounting firm, as well as approving the compensation thereof; (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by such independent registered public accounting firm; and (d) prepare the report required to be prepared by the Audit Committee pursuant to SEC rules for inclusion in the Annual Proxy Statement. This Committee met four times during the fiscal year ended October 31, 2004. The Fund adopted an Amended and Restated Audit Committee Charter at a meeting held on February 11, 2004.

      The Fund has a separately designated standing Nominating Committee. The Nominating Committee, the principal function of which is to select and nominate candidates for election or appointment by the Board as Directors of the Fund, is currently composed of Messrs. Crane, Cucchi, Frankel, Hardin, Hutchinson and Pavia. Only Directors who are not "interested persons" of the Fund as defined in the 1940 Act and who are "independent" as defined in the NYSE listing standards are members of the Nominating Committee. The Nominating Committee may consider nominees recommended by a shareholder as it deems appropriate. Shareholders who wish to recommend a nominee should send recommendations to the Fund's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders. The Nominating Committee met once during the Fund's fiscal year ended October 31, 2004. The Fund adopted a Nominating Committee Charter at a meeting held on February 11, 2004. The Nominating Committee Charter was included in the Fund's March 31, 2004 Proxy Statement.

      The Nominating Committee identifies potential nominees through its network of contacts, and may also engage, if it deems appropriate, a professional search firm. The Committee meets to discuss and consider such candidates' qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund's Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee may consider the following factors, among any others it may deem relevant:

      o whether or not the person is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

      o whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the Manager of the Fund, Fund service providers or their affiliates;

      o whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

      o whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

      o the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

      o     the character and integrity of the person; and

      o whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

                          Report of the Audit Committee

      At a meeting of the Audit Committee on December 22, 2004, the Audit Committee reported that it: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with KPMG LLP ("KMPG"), the Fund's independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61; and (iii) received written confirmation from KPMG that it is independent and disclosures regarding such independence, as required by Independence Standards Board Standard No. 1, and discussed with the auditors the auditors' independence. Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended October 31, 2004.

                                        Submitted by the Audit Committee of the
                                        Fund's Board of Directors

                                             Dwight B. Crane
                                             Paolo M. Cucchi
                                             Robert A. Frankel
                                             Dr. Paul Hardin
                                             William R. Hutchinson
                                             George M. Pavia

      Representatives of KPMG are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

      Audit Fees. Fees for the annual audit of the Fund's financial statements by KPMG for the fiscal year ended October 31, 2003 and the fiscal year ended October 31, 2004 were $33,250 and $33,250, respectively.

      Audit-Related Fees. Fees for services related to the audit of the Fund's financial statements rendered by KPMG for the fiscal year ended October 31, 2003 and fiscal year ended October 31, 2004 were $0 and $0, respectively. These amounts represent procedures performed and prepared for in an agreed upon procedures letter in accordance with the terms of the Articles Supplementary.

      Tax Fees. Fees for services rendered by KPMG for tax compliance for the fiscal year ended October 31, 2003 and the fiscal year ended October 31, 2004 were $2,300 and $2,300, respectively. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely tax qualification review and tax distribution and analysis planning rendered by KPMG to the Fund.

      All Other Fees. There were no other fees billed to KPMG for services rendered to the Fund for the last two fiscal years.

      Pre-Approval Policies and Procedures. The Audit Committee Charter requires that the Audit Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent registered public accounting firm to the Manager and any service providers controlling, controlled by or under common control with the Manager that provide ongoing services to the Fund ( "Covered Service Providers") if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee.

      The Audit Committee may not approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firm. As of the date of the approval of the Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

      Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Manager and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Manager and (c) any Covered Service Provider during the fiscal year in which the services are provided that would not have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit

Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

      There were no services rendered by KPMG to the Fund for which the pre-approval requirement was waived.

      Aggregate Non-Audit Fees. The aggregate non-audit fees billed by KPMG for non-audit services rendered to the Fund, the Manager and Covered Service Providers for the fiscal year ended October 31, 2003 and the fiscal year ended October 31, 2004 were $0 and $0, respectively.

      The Fund's Audit Committee has considered whether the provision of non-audit services that were rendered by KPMG to the Manager and Covered Service Providers which were not pre-approved (not requiring pre-approval) is compatible with maintaining KPMG's independence. All services provided by KPMG to the Fund, the Manager or Covered Service Providers which were required to be pre-approved were pre-approved as required.

                            SHAREHOLDER PROPOSALS AND
                        OTHER SHAREHOLDER COMMUNICATIONS

      Shareholder proposals intended to be presented at the 2006 Annual Meeting of Shareholders of the Fund must be received by November 28, 2005 to be included in the proxy statement and the form of proxy relating to that meeting, as the Fund expects that the 2006 Annual Meeting will be held in April of 2006. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Any shareholder who desires to submit a proposal at the 2006 Annual Meeting of Shareholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to Municipal High Income Fund, 125 Broad Street, New York, New York 10004) during the period from January 26, 2006 to February 25, 2006. However, if the 2006 Annual Meeting of Shareholders is held earlier than March 31, 2006, or later than June 30, 2006, such written notice must be delivered to the Secretary of the Fund during the period from 90 days before the date of the 2006 Annual Meeting to the later of 60 days prior to the date of the 2006 Annual Meeting or 10 days following the public announcement of the date of the 2006 Annual Meeting. Shareholder proposals are subject to certain regulations under the federal securities laws.

      The persons named as proxies for the 2006 Annual Meeting of Shareholders will have discretionary authority to vote on any matter presented by a shareholder for action at that meeting unless the Fund receives notice of the matter by February 25, 2006, in which case these persons will not have discretionary voting authority except as provided in the Securities and Exchange Commission's rules governing shareholder proposals.

      The Fund's Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, "Accounting Matters"). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Citigroup Chief Compliance Officer ("CCO"). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund's Audit Committee Chair (together with the CCO, "Complaint Officers"). Complaints may be submitted on an anonymous basis.

      The CCO may be contacted at:
        Citigroup Asset Management
        Compliance Department
        399 Park Avenue, 4th Floor
        New York, NY 10022

      Complaints may also be submitted by telephone at 800-742-5274. Complaints submitted through this number will be received by the CCO.

      The Fund's Audit Committee Chair may be contacted at:

        Municipal High Income Fund Inc.
        Audit Committee Chair
        Robert A. Frankel
        1961 Deergrass Way
        Carlsbad, CA 92009

      A shareholder who wishes to send any other communications to the Board should also deliver such communications to the Secretary of the Fund, Robert I. Frenkel, 300 First Stamford Place, 4th Floor, Stamford, CT 06902. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which shareholder communications will be relayed to the Board.

                    OTHER MATTERS TO COME BEFORE THE MEETING

      The Board does not intend to present any other business at the Meeting, nor is the Fund aware of any shareholder proposals. If, however, any other matters are properly brought before the Meeting, the persons named as proxies in the accompanying form of proxy will vote thereon in accordance with their judgment, to the extent permissible under applicable law.

March 14, 2005

It is important that proxies be returned promptly. Shareholders who do not expect to attend the meeting are therefore urged to complete and sign, date and return the proxy card as soon as possible in the enclosed postage-paid envelope.

                                                                         ANNEX A

                             AUDIT COMMITTEE CHARTER
                  AMENDED AND RESTATED AS OF FEBRUARY 11, 2004

ESTABLISHMENT AND PURPOSE

      This document serves as the Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management or Salomon Brothers Asset Management or one of their affiliates (each, an "Adviser") listed on Appendix A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to (a) assist Board oversight of (i) the integrity of the Fund's financial statements, (ii) the Fund's compliance with legal and regulatory requirements,
(iii) the qualifications and independence of the Fund's independent auditors and
(iv) the performance of the Fund's internal audit function and independent auditors; (b) approve, and recommend to the Independent Board Members (as such term is defined below) for their ratification, the selection, appointment, retention or termination of the Fund's independent auditors, as well as approving the compensation thereof; (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund's independent auditors; and (d) for each closed-end Fund, prepare the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission for inclusion in the Fund's annual Proxy Statement.

DUTIES AND RESPONSIBILITIES

      The Fund's independent auditors are accountable to the Committee.

      The Committee shall:

      1. Bear direct responsibility for the appointment, compensation, retention and oversight of the Fund's independent auditors, or of any other public accounting firm engaged for the purpose of performing other audit, review or attest services for the Fund.

      2. Confirm with any independent auditor retained to provide audit services that the independent auditor has ensured the appropriate rotation of the lead audit partner pursuant to applicable regulations.

      3. Approve (a) all audit and permissible non-audit services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service

------------
(1) The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.

            Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

      4. Discuss with the independent auditors any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent auditors.

      5. Review, in consultation with the independent auditors, the proposed scope of the Fund's audit each year, including the audit procedures to be utilized in the review of the Fund's financial statements.

      6. Inquire of the Adviser and the independent auditors as to significant tax and accounting policies elected by the Fund (including matters affecting qualification under Subchapter M of the Internal Revenue Code).

      7. Review with the independent auditors any problems or difficulties the auditors may have encountered during the conduct of the audit and management's response, including a discussion with the independent auditors of the matters required to be discussed by Statement on Auditing Standards No. 61, 89, 90 or any subsequent Statement, relating to the conduct of the audit.

      8. Review, in consultation, as appropriate, with the independent auditors and significant Fund service providers, matters relating to internal controls over financial reporting and disclosure controls and procedures of the Fund and of the Fund's significant service providers.

      9. Request, receive and/or review from the independent auditors such other materials as deemed necessary or advisable by the Committee in the exer-

--------------------------------------------------------------------------------

      Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services;
      (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

      Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

      cise of its duties under this Charter; such materials may include, without limitation, any other material written communications bearing on the Fund's financial statements, or internal or disclosure controls, between the independent auditors and the Fund, the Adviser or other Fund service providers, such as any management letter or schedule of unadjusted differences, and any comment or "deficiency" letter (to the extent such letters relate to financial reporting) received from a regulatory or self-regulatory organization addressed to the Fund or the Adviser that relates to services rendered to the Fund.

      10. For each closed-end Fund, establish procedures regarding the receipt, retention and treatment of complaints that the Fund may receive regarding Fund accounting, internal accounting controls or auditing matters, including procedures for the confidential or anonymous submission by Fund officers, employees, stockholders or service providers of concerns regarding questionable accounting or auditing matters related to the Fund.

      11. For each closed-end Fund, obtain and review a report by the Fund's independent auditors describing (i) the auditing firm's internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and
            (iii) (to assess the auditor's independence) all relationships between the independent auditor and the Fund.

      12. For each closed-end Fund, discuss policies with respect to risk assessment and risk management.

      13. For each closed-end Fund, review hiring policies for employees or former employees of the Fund's independent auditors.

      14. For each closed-end Fund, discuss with management and the Fund's independent auditors the Fund's audit and discuss with management the Fund's unaudited financial statements, including any narrative discussion by management concerning the Fund's financial condition and investment performance and, if appropriate, recommend the publication of the Fund's annual audited financial statements in the Fund's annual report in advance of the printing and publication of the annual report.

      15. For each closed-end Fund, discuss the Fund's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

      16. For each closed-end Fund, review and evaluate annually the performance of the Committee and the adequacy of this Charter and recommend any proposed changes to the Charter to the Board for approval.

      The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain, as it deems necessary to carry out its duties, special counsel and other experts or consultants at the expense of the Fund. The Fund shall provide appropriate funding, as determined by the Committee, for the Committee to carry out its duties and its responsibilities, including (a) for compensation to be paid to, or services to be provided by, the Fund's independent auditors or other public accounting firm providing audit, review or attest services for the Fund, (b) for payment of compensation to any outside legal, accounting or other advisors, counsel or consultants employed by the Committee and (c) for the ordinary administrative expenses of the Committee. In performing its duties, the Committee shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, the Adviser, the Fund's sub-adviser(s), if any, the Fund's counsel, counsel to the Independent Board Members and the Fund's other service providers.

COMPOSITION

      The Committee shall be composed of each Board member who has been determined not to be an "interested person," as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"), of the Fund (the "Independent Board Members"), or such lesser number as the Board of the Fund may specifically determine and reflect in the Board's minutes, each of whom shall be financially literate and at least one of whom shall have accounting or related financial management expertise as determined by the Fund's Board in its business judgment. Each member of the Committee must also meet the independence and experience requirements as set forth in Section 303.01(B) of the New York Stock Exchange's Listed Company Manual or as set forth in Section 121(a) of the American Stock Exchange's listing standards, as applicable, and the independence requirements applicable to investment companies set forth in Rule 10A-3 under of the Securities Exchange Act of 1934. For those Funds listed on the New York Stock Exchange, no member of the Committee may serve on the audit committees of more than three public companies, including the Funds, unless the Board determines that such simultaneous service would not impair the ability of such member to serve on the Committee effectively. The Committee shall elect a Chairperson, who shall preside over Committee meetings. The Chairperson shall serve for a term of three years, which term may be renewed from time to time.

MEETINGS

      The Committee shall meet on a regular basis, but not less frequently than twice a year. Special meetings may also be held upon reasonable notice to the members of the Committee. An agenda shall be established for each meeting. The Committee may request any officer or employee of the Fund, the Fund's counsel, counsel to the Independent Board Members, the Adviser, the Fund's independent auditors or other interested persons to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee will meet periodically with the Fund's independent auditors outside the presence of the Fund's and the

Adviser's officers and employees. The Committee will also meet periodically with the Fund's management outside the presence of the Fund's independent auditors. Meetings of the Committee may be held in person, by telephone or by other appropriate means.

      One-third of the Committee's members, but not fewer than two members, shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

REPORTING

      The Chairperson shall report regularly to the Board on the result of the Committee's deliberations and make such recommendations as deemed appropriate.

LIMITS ON ROLE OF COMMITTEE

      The function of the Committee is oversight. The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out proper audits and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not employees of the Fund. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board) and (iii) statements made by the officers and employees of the Fund, the Adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. The designation of a person as an "audit committee financial expert," within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002, shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

      In carrying out its responsibilities, the Committee's policies and procedures shall be adapted, as appropriate, in order to best react to a changing environment.

AMENDMENTS

      This Charter may be amended by a vote of a majority of the Board members.

                                                                      Appendix A

                 Citigroup Investments Corporate Loan Fund Inc.*

                       Managed High Income Portfolio Inc.*

                       Managed Municipals Portfolio Inc.*

                        Municipal High Income Fund Inc.*

                          Real Estate Income Fund Inc.*

                         SB Adjustable Rate Income Fund

                             Zenix Income Fund Inc.*

----------
* Closed-end Fund. The duties and responsibilities of paragraphs 10, 11, 12 and 13 and any other provision applicable exclusively to closed-end funds apply to these funds only.

    Please mark                                                             3200
|X| votes as in
    this example.

This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR each nominee for director.

The Board of Directors recommends a vote "FOR" the following proposal:

1.    ELECTION OF DIRECTORS:

      Nominees: (01) Dwight B. Crone
                (02) Paul Hardin
                (03) William R. Hutchinson

            FOR                          WITHHELD
            ALL     |_|            |_|   FROM ALL
          NOMINEES                       NOMINEES

      |_| ________________________________________
          For all nominees except as noted above

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT |_|

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign, or if one signs, that shareholder's vote binds both shareholders. When signing as attorney, executor, administrator, agent, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by a President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature: ________________ Date: ______ Signature: _______________ Date: ______

                                     PROXY

                        MUNICIPAL HIGH INCOME FUND INC.

                                125 Broad Street
                            New York, New York 10004

    This Proxy is Solicited on Behalf of the Board of Directors of the Fund

The undersigned hereby appoints R. JAY GERKEN, ROBERT I. FRENKEL and ROBERT M. NELSON, and each of them acting in absence of the other, as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated herein, all the shares of common stock of Municipal High Income Fund Inc. held of record by the undersigned on February 28, 2005 at a Meeting of Shareholders to be held on April 11, 2005 or any adjournment thereof.


-----------                                                          -----------
SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE
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